VIP P1 03/18

SUPPLEMENT DATED March 1, 2018

TO THE PROSPECTUS DATED MAY 1, 2017

OF

Franklin Flex Cap Growth VIP Fund

Franklin Founding Funds Allocation VIP Fund

Franklin Global Real Estate VIP Fund

Franklin Growth and Income VIP Fund

Franklin Income VIP Fund

Franklin Large Cap Growth VIP Fund

Franklin Mutual Global Discovery VIP Fund

Franklin Mutual Shares VIP Fund

Franklin Rising Dividends VIP Fund

Franklin Small Cap Value VIP Fund

Franklin Small-Mid Cap Growth VIP Fund

Franklin Strategic Income VIP Fund

Franklin U.S. Government Securities VIP Fund

Franklin VolSmart Allocation VIP Fund

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Global Bond VIP Fund

Templeton Growth VIP Fund

(Series of Franklin Variable Insurance Products Trust)

The prospectuses of the Funds are amended as follows:

I.  On October 30, 2017, shareholders approved a change in the investment manager for the Franklin Rising Dividends VIP Fund from Franklin Advisory Services, LLC (Advisory Services) to Franklin Advisers, Inc. (Advisers). Therefore, the “Investment Manager” section of the “Fund Summaries – Franklin Rising Dividends VIP Fund” is replaced with the following:

Investment Manager

Franklin Advisers, Inc. (Advisers)

II.  The first paragraph under “Fund Details – Franklin Rising Dividends VIP Fund – Management” is replaced with the following:

Effective on January 1, 2018, Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s investment manager.  Prior to that date, Franklin Advisory Services, LLC, 101 John F. Kennedy Parkway, Short Hills, NJ 07078, served as the Fund’s investment manager.

III.  The second to last paragraph under “Fund Details – Franklin Rising Dividends VIP Fund – Management” is replaced with the following:

Prior to January 1, 2018, the Fund paid Advisory Services a fee for managing the Fund’s assets. For the fiscal year ended December 31, 2016, Advisory Services agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund’s average net assets. The management fees were 0.61%.

IV.  All other references to Advisory Services with respect to the Franklin Rising Dividends VIP Fund are replaced with Advisers.

V.  On January 1, 2018, Advisory Services ceased to be a sub-adviser of the Franklin VolSmart Allocation VIP Fund.  Therefore, the fifth paragraph under “Fund Summaries – Franklin VolSmart Allocation Fund – Principal Investment Strategies” is replaced with the following:

K2 Advisors serves as sub-adviser to the Fund to assist in the management of the overall asset allocation, volatility management and tail risk protection strategies.

VI.  The “Sub-Advisors” section of the “Fund Summaries – Franklin VolSmart Allocation VIP Fund” is replaced with the following:

Sub-Advisor

K2/D&S Management Co., L.C.C. (K2 Advisors)

VII.  The fifth paragraph under “Fund Details – Franklin VolSmart Allocation Fund – Principal Investment Policies and Practices” is replaced with the following:

K2 Advisors serves as sub-adviser to the Fund to assist in the management of the overall asset allocation, volatility management and tail risk protection strategies.

VIII.  The second paragraph under “Fund Details – Franklin VolSmart Allocation Fund – Management” is replaced with the following:

Under a separate agreement K2/D&S Management Co., L.L.C. (K2 Advisors), 300 Atlantic Street, 12th Floor, Stamford, CT 06901, is the Fund’s sub-advisor. K2 Advisors provides Advisers with assistance in managing the allocation of assets of the Fund’s core portfolio, the volatility management strategy and the tail risk protection strategy. Advisers is a direct subsidiary of Franklin Resources, Inc. (Resources). K2 Advisors is a majority-owned subsidiary of Resources.

IX.  All other references to Advisory Services with respect to the Franklin VolSmart Allocation VIP Fund are replaced with Advisers.

X. The following is added under “Additional Information, All Funds:”

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager, on behalf of the Fund, can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Please keep this supplement with your prospectus for future reference.